UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 19, 2007

LKQ CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50404	36-4215970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North LaSalle Street, Suite 3300

Chicago, IL 60602

 (Address of Principal Executive Offices) (Zip Code)

(312) 621-1950

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On September 19, 2007, LKQ Corporation (“LKQ”) entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated, Deutsche Bank Securities Inc., BB&T Capital Markets, and Raymond James & Associates, Inc., as representatives of the underwriters party to the Underwriting Agreement, in connection with the public offering of 12,000,000 shares of the common stock, $0.01 par value per share, of LKQ (the “Common Stock”), consisting of 10,000,000 shares to be issued and sold by the Company, and 2,000,000 shares to be sold by certain of the stockholders of LKQ, pursuant to LKQ’s automatic shelf registration statement on Form S-3ASR (No. 333-133910) (the “Registration Statement”), which was filed with the Securities and Exchange Commission (“SEC”) on May 9, 2006, a related preliminary prospectus supplement filed with the SEC on September 5, 2007, and a final prospectus supplement to be filed with the SEC.  In addition, LKQ granted the underwriters an option exercisable for 30 days to purchase, at the public offering price less the underwriting discount, up to an additional 1,800,000 shares of Common Stock, solely to cover over-allotments.  The Company estimates that the net proceeds from the offering will be approximately $295.8 million, after deducting underwriting discounts and commissions and offering expenses.  The above description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.  Other Events.

On September 20, 2007, LKQ issued a press release announcing the offering described in Item 1.01.  The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Bell, Boyd & Lloyd LLP, counsel to LKQ, has issued an opinion with respect to the shares of Common Stock to be issued pursuant to the Underwriting Agreement and the Registration Statement.  A copy of such opinion, including the consent included therein, is attached to this Current Report on Form 8-K as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated September 19, 2007.

5.1	Opinion of Bell, Boyd & Lloyd LLP.

23.1	Consent of Bell, Boyd & Lloyd LLP (contained in Exhibit 5.1 above).

99.1	Press Release dated September 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 20, 2007

LKQ Corporation

By:	/s/ VICTOR M. CASINI
Victor M. Casini
Vice President and General Counsel

Exhibit Number	Description

1.1	Underwriting Agreement dated September 19, 2007.

5.1	Opinion of Bell, Boyd & Lloyd LLP.

23.1	Consent of Bell, Boyd & Lloyd LLP (contained in Exhibit 5.1 above).

99.1	Press Release dated September 20, 2007.